Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE LIGAND PHARMACEUTICALS INCORPORATED HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO LIGAND PHARMACEUTICALS INCORPORATED IF PUBLICLY DISCLOSED.
ADDENDUM TO LICENSE AGREEMENT
This Addendum to License Agreement (“Addendum”) is entered into by and between, on the one hand, Ligand Pharmaceuticals, Inc. and CyDex Pharmaceuticals, Inc. (collectively “Ligand”) and, on the other hand, Acrotech Biopharma LLC (“Acrotech”). Ligand and Acrotech shall each be referred to individually as a “Party” and collectively as “the Parties.”
WHEREAS, CyDex Pharmaceuticals, Inc. and Spectrum Pharmaceuticals, Inc. (“Spectrum”) entered into a License Agreement dated March 8, 2013, which is attached as Exhibit 1 (“2013 License”);
WHEREAS, Ligand owns U.S. Patent Nos. 8,410,077 (the “’077 Patent”) and 9,200,088 (“the “’088 Patent”), both entitled “Sulfoalkyl Ether Cyclodextrin Compositions”; U.S. Patent No. 9,493,582 (the “’582 Patent”) and U.S. Patent No. 10,040,872 (the “872 Patent”), both entitled “Alkylated Cyclodextrin Compositions and Processes for Preparing and Using the Same”;
WHEREAS, each of the ’077 Patent, the ’088 Patent, the ’582 Patent, and the ’872 Patent (collectively, the “BCD Patents”) is a Captisol Patent within the meaning of 2013 License, and relates to formulations that include β-Cyclodextrin;
WHEREAS, under the 2013 License, Ligand granted certain rights and licenses to Spectrum in the BCD Patents;
WHEREAS, Acrotech Biopharma LLC is Spectrum’s successor-in-interest in the 2013 License;
WHEREAS, the BCD Patents are presently listed in FDA’s Orange Book as covering Acrotech’s Evomela® Melphalan Hydrochloride injection product (“Evomela®”);
WHEREAS, [***];
WHEREAS, [***];
WHEREAS, [***];
WHEREAS, [***];
WHEREAS, [***];

WHEREAS, the Parties agree to amend the 2013 License under the terms and conditions herein to accommodate [***];
NOW, THEREFORE, in consideration of the good and valuable consideration, the exchange, receipt, and sufficiency of which are acknowledged, the Parties agree as follows:
1.Except as expressly set forth herein, the terms and conditions of the 2013 License shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Addendum and the 2013 License, the terms and conditions set forth in this Addendum shall control.
2.Section 12.2 of the 2013 License is amended by adding the following provisions 3 and 4 (including definitions of defined terms, as necessary):
3.With respect to [***], the Parties agree as follows:
a. [***];
b. Notwithstanding the obligations of this provision and any other obligation provided for in this Agreement, [***];
c. [***];
d. [***]:

[***]	[***]	[***]
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e. [***];
f. [***]; and
g. [***].
4.[***]:
a. [***];
b. [***];
c. [***];

d. [***];
e. [***];
f. [***];
g. [***];
h. [***]; and
i. [***].
5.Unless explicitly stated, nothing in this Addendum shall be construed to modify or otherwise affect any rights, obligations, or agreements between the Parties, including but not limited to any rights, obligations, or agreements related to the 2013 License, which Ligand believes specifically includes [***].
6.The Parties acknowledge that neither Party has made any promise, representation, or warranty, whether express or implied, not specifically contained herein concerning the subject matter of this Agreement to induce the other Party to execute this Agreement. Further, the Parties acknowledge that they have not executed this Agreement in reliance on any such promise, representation, or warranty not expressly set forth in this Agreement.
7.This Agreement constitutes the entire agreement among the Parties regarding the subject matter herein and may not be modified, amended, or supplemented without a writing signed by or on behalf of all Parties.
8.This Addendum shall be binding on the Parties, their officers, directors, members, employees, and their respective successors and assigns.
9.Any party signing this Addendum on behalf of a Party represents that it has authority from the Party to execute this Agreement, that it has fully informed the Party of the terms of this Addendum, and that the Party has agreed to be bound by all the terms of this Addendum. This Addendum may be executed in identical counterparts, including signatures scanned and sent by electronic mail, by completing the attached Acknowledgement.
10.The existence and terms of this Addendum (and any drafts thereof) are confidential and shall not be disclosed to any person or entity other than the Parties hereto and their counsel without the prior written consent of each of the Parties. Furthermore, the fact that the Parties intend to [***] is also confidential and shall not be disclosed to any other person or entity other than the Parties hereto and their counsel without the prior consent of each of the Parties. Notwithstanding the foregoing, a Party may disclose this Addendum if compelled to do so by Court order or other binding legal process, but only after notifying the other Party and giving them an opportunity to be heard on the matter before the relevant Court, tribunal, agency or other body.

11.In the event that any of the provisions or terms of this Addendum are held to be unenforceable or invalid by any mediator, arbitrator, or court of competent jurisdiction, the validity and enforceability of the remaining provisions or terms shall not be affected and shall remain in full force and effect.

12.

ACROTECH BIOPHARMA LLC /s/ Hunter Murdock Name: Hunter Murdock Title: VP & General Counsel Date: 5/22/19	LIGAND PHARMACEUTICALS, INC. and CYDEX PHAMACEUTICALS, INC. /s/ Charles Berkman Name: Charles S. Berkman Title: Sr. Vice President, General Counsel and Secretary Date: 5/22/2019___________________________